UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 16, 2007

uVuMobile, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-26809	91-1962104
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

3505 Koger Boulevard, Suite 400, Duluth, GA	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 279-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The disclosure contained in Item 8.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On July 16, 2007 (the “Effective Date”), uVuMobile, Inc. f/k/a SmartVideo Technologies, Inc. (the “Company”) entered into a General Release and Settlement Agreement (the “Agreement”) with the Hamouth Family Trust and Rene Hamouth (the “Claimant Parties”) related to the Company's alleged wrongful refusal to issue new stock certificates without restrictive legends for 800,000 shares of stock owned by the Hamouth Family Trust and a judgment against Rene Hamouth in favor of the Company in the amount of $172,325.32. Pursuant to the Agreement, the parties agreed that the Company will issue 3,000,000 shares of the Company’s common stock, par value $0.001 (the “Settlement Shares”) to the Hamouth Family Trust within six business days following a determination by the Chancery Court that the issuance of such common stock is fair, reasonable, and adequate to the Hamouth Family Trust (the “Judicial Determination”). The 3,000,000 shares of the Company’s common stock will be issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), provided by section 3(a)(10) of the Act. In the event the Chancery Court declines to make the Judicial Determination, the Hamouth Family Trust has certain specified registration rights relating to the Settlement Shares.

The agreement also requires (i) the Company to pay $50,000 to the Hamouth Family Trust on the Effective Date, (ii) the Company to pay $50,000 to the Hamouth Family Trust on the 30th day following the Effective Date, (iii) the Company to pay $300,000 to the Hamouth Family Trust within 30 days after the closing of an equity financing transaction, provided that the Company completes such transaction within 120 days of the Effective Date. In addition, the agreement requires the Company to (a) cause 800,000 shares of the Company’s common stock currently owned by the Hamouth Family Trust to be re-issued without restrictive legends within six business days of receipt of the certificates representing such shares of common stock and (b) release a judgment in the amount of $172,325.32 it holds against Rene Hamouth.

In exchange for the payments and actions described above, the Agreement provides for a release of the Company and each of the owners, stockholders, predecessors, successors, directors, officers, employees, representatives, attorneys, subsidiaries, and affiliates of the Company from all charges, claims, liabilities, agreements, damages, causes of action, suits, costs, losses, debts and expenses of any nature by the Claimant Parties. The Agreement further provides for a release of the Claimant Parties and each of the trustees, representatives, attorneys and affiliates of the Claimant Parties, and all persons acting by, through, under or in concert with them from any and all charges, claims, liabilities, agreements, damages, causes of action, suits, costs, losses, debts and expenses of any nature by the Company. The Agreement also provides that neither the Company nor the Claimant Parties will file or pursue certain specified claims, grievances, complaints, lawsuits, or arbitrations.

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The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

d)   Exhibits
10.1	General Release and Settlement Agreement dated July 16, 2007, by and between the Company, the Hamouth Family Trust, and Rene Hamouth.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

uVuMobile, Inc

Dated: July18, 2007	By:	/s/William J. Loughman
	Name:	William J. Loughman
	Title:	Chief Financial Officer

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EXHIBIT 10.1

 GENERAL RELEASE AND SETTLEMENT AGREEMENT

This General Release and Settlement Agreement (“Agreement”) is made this 16th day of July, 2007 by and between uVuMobile™, Inc. f/k/a smarTVideo Technologies, Inc. (the “Company”) and the Hamouth Family Trust and Rene Hamouth, individually (collectively the “Claimant Parties”). The term “Parties” shall refer to the Company and the Claimant Parties collectively.

WITNESSETH:

WHEREAS, the Hamouth Family Trust has asserted certain claims and rights against and with respect to the Company, including, but not limited to, those claims made in Civil Action No. 2490-VCS (the “Hamouth Lawsuit”) currently pending in the Court of Chancery of the State of Delaware in and for New Castle County (the “Chancery Court”);

WHEREAS, the Company has a judgment against Rene Hamouth (the “Rene Hamouth Judgment”), individually, in the amount of $172,325.32, plus interest, which judgment was entered in Civil Action No. 1:04-cv-1123-WSD, United States District Court for the Northern District of Georgia (the “Georgia Action”);

WHEREAS, the Company is presently seeking to obtain equity financing (the “Equity Financing Transaction”); and

WHEREAS, the Parties desire to resolve all claims and rights alleged in the Hamouth Lawsuit and any and all other claims and rights against the Company, the Hamouth Family Trust, and Rene Hamouth individually.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Effective Date. This Agreement shall become effective on July 16th, 2007 (“the Effective Date”).

2. Payment, Fairness Hearing and Registration Rights.

(a)	Payment.
(i) Issuance of Additional Stock. The Company shall issue and deliver three million (3,000,000) shares of validly authorized, duly paid and nonassessable common stock (the “Common Stock”) to the Hamouth Family Trust within six (6) business days following a determination by the Chancery Court that the issuance of the Common Stock as part of the settlement is fair, reasonable and adequate to the Trust (the “Judicial Determination”). The shares of Common Stock so issued will be issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(10) thereof, and will be eligible for resale by the Hamouth Family Trust without restriction under the Securities Act, except as set forth herein. Following the Judicial Determination, the Common Stock will not constitute “restricted securities” as defined by Rule 144 promulgated under the Securities Act; nevertheless the Hamouth Family Trust hereby agrees to resell such Common Stock only in compliance with paragraphs (c), (e), (f) and (g) of Rule 144 promulgated under the Securities Act.

(ii) Cash Payments. On the Effective Date, the Company shall pay to the Hamouth Family Trust, via wire transfer of immediately available funds to the account designated in writing by Hamouth, the sum of fifty thousand U.S. dollars ($50,000.00) (the “First Cash Payment”), provided that the Company shall not be obligated to make the First Cash Payment, or any subsequent payment contemplated hereunder, in the event that any Claimant Party has breached any obligation, covenant, representation, or warranty under this Agreement as of the Effective Date.

On the 30th day following the Effective Date, the Company shall pay to the Hamouth Family Trust, via wire transfer of immediately available funds to the account designated in writing by Hamouth, a second payment in the sum of fifty thousand U.S. dollars ($50,000.00) (the “Second Cash Payment”), provided that the Company shall not be obligated to make the Second Cash Payment, or any subsequent payment contemplated hereunder, in the event that any Claimant Party has breached any obligation, covenant, representation, or warranty under this Agreement as of the 30th day following the Effective Date.

On or before the 30th day following the close of the Equity Financing Transaction, the Company shall pay to the Hamouth Family Trust, via wire transfer of immediately available funds to the account designated in writing by Hamouth, the sum of three hundred thousand U.S. dollars ($300,000.00) (the “Third Cash Payment”), provided that the Company shall not be obligated to make the Third Cash Payment, or any subsequent payment contemplated hereunder, in the event that either (a) the Equity Financing Transaction, for any reason, does not take place within 120 days following the Effective Date or (b) any Claimant Party has breached any obligation, covenant, representation, or warranty under this Agreement as of the time that the Third Cash Payment is due hereunder.

(b) Taxes and Indemnity. The Claimant Parties shall be solely responsible for the payment of any taxes or any withholdings resulting from the issuance of the Common Stock or payments of cash and shall, jointly and severally, indemnify the Company and hold the Company harmless from any taxes, amounts required by law to be withheld as a result of the issuance of the Common Stock or cash payments, penalties, costs, expenses and interest assessed against, paid by, or incurred by the Company as a result of or relating to the issuance of the Common Stock or cash payments made hereunder.

(c) Registration Rights Agreement. If the Chancery Court declines to make the Judicial Determination, then the Hamouth Family Trust shall have registration rights relating to the resale of the Common Stock (which in this case shall constitute “restricted securities” as defined by Rule 144 promulgated under the Securities Act) on the following terms:

(i) The Company will prepare a registration statement on Form S-1 covering the resale of the Common Stock under Rule 415 of the Securities Act of 1933 (the “Registration Statement”) which will be filed with the United States Securities and Exchange Commission (the “SEC”) on or before the 30th day following a determination by the Chancery Court not to make the Judicial Determination. The Company shall pay for the cost of the Registration Statement. The Company will use its best efforts to have the Registration Statement declared effective by the SEC on or before the 10th business day following the filing thereof with the SEC. Notwithstanding the above, if the SEC notifies the Company that the SEC intends to review the Registration Statement, the Company will use its best efforts to have the Registration Statement declared effective as soon as reasonably practical after completion of the SEC review, but in no event will the Company be required to meet the ten business day deadline set forth above.

(ii) The Company will use its best efforts for a period of two (2) years to maintain the effectiveness of the Registration Statement in accordance with the terms of the Registration Rights Agreement. Notwithstanding the above, the Company may suspend the use of the Registration Statement for periods not to exceed thirty days in length if, in the good faith opinion of the Board of Directors of the Company, after consultation with counsel, material, nonpublic information exists, including without limitation, due to the passage of time or the existence of pending material corporate developments, the public disclosure of which would be necessary to cause the Registration Statement to be materially true and to contain no material misstatements or omissions, and in each such case, where, in the good faith opinion of the Board of Directors, such disclosure will require time to develop or would be reasonably likely to have a material adverse effect on the Company. If the Company issues a notice that the use of the Registration Statement is suspended hereunder, then the Claimant Parties agree that they will not trade the securities under such Registration Statement until they receive further notice from the Company that it is permissible to do so.

(iii) The Claimant Parties will provide customary information as is reasonably requested by the Company for inclusion in the Registration Statement. All of such information shall be true and correct in all material respects.

4. Removal of Restrictive Legend. Within six (6) business days of receipt by the Company of the certificate or certificates (which contain transfer restriction legends) currently held by the Hamouth Family Trust representing 800,000 shares of common stock of the Company currently owned by such trust (the “Currently Owned Shares”), the Company shall cause a new certificate representing the Currently Owned Shares to be issued to the Hamouth Family Trust without any legend restricting the transfer of such shares.

5. Agreement by Company to Release the Rene Hamouth Judgment. As further consideration for this Agreement, the Company hereby releases the Rene Hamouth Judgment entered in Civil Action No. 1:04-cv-1123-WSD, United States District Court for the Northern District of Georgia. The Company further agrees that, upon entry of a stipulation and order of dismissal in the Hamouth Lawsuit, it will file any papers reasonably required to cancel the Rene Hamouth Judgment and release Hamouth from judgment in the Georgia Action.

6. Release of Claims.

(a) As a material inducement to the Company to enter into this Agreement, the Claimant Parties hereby irrevocably release the Company and each of the owners, stockholders, predecessors, successors, directors, officers, employees, representatives, attorneys, subsidiaries and affiliates (and agents, directors, officers, employees, representatives and attorneys of such subsidiaries and affiliates) of the Company, and all persons acting by, through, under or in concert with them (collectively the “Company Releasees”), from any and all charges, claims, liabilities, agreements, damages, causes of action, suits, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, whether known or unknown, now existing or hereafter arising, which the Claimant Parties now have, or which the Claimant Parties at any time hereafter may have or claim to have, against each or any of the Releasees, based on anything any of the Releasees have done or failed to do up to and including the Effective Date, including but not limited to (a) any claims of breach of (i) fiduciary duty, (ii) any contracts, express or implied, or (iii) any covenant of good faith and fair dealing, express or implied, or (b) any claims of commission of any tort or violation of any federal, state or other governmental statute, regulation or ordinance (the “Claimant Claims”).

(b) As a material inducement to the Claimant Parties to enter into this Agreement, the Company hereby irrevocably releases the Claimant Parties and each of the trustees, representatives, attorneys and affiliates of the Claimant Parties, and all persons acting by, through, under or in concert with them (collectively the “Claimant Releasees,”), from any and all charges, claims, liabilities, agreements, damages, causes of action, suits, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, whether known or unknown, now existing or hereafter arising, which the Company now has, or which the Company at any time hereafter may have or claim to have, against each or any of the Claimant Releasees, based on anything any of the Claimant Releasees have done or failed to do up to and including the Effective Date, including but not limited to (a) any claims of breach of (i) fiduciary duty, (ii) any contracts, express or implied, or (iii) any covenant of good faith and fair dealing, express or implied, or (b) any claims of commission of any tort or violation of any federal, state or other governmental statute, regulation or ordinance (the “Company Claims”).

7. Covenants Not to Sue. The Claimant Parties agree that they will not hereafter file or pursue the Claimant Claims or any claims, grievances, complaints, lawsuits, or arbitrations against the Company Releasees based on the Claimant Claims. The Company agrees that it will not hereafter file or pursue the Company Claims or any claims, grievances, complaints, lawsuits, or arbitrations against the Claimant Releasees based on the Company Claims.

8. Confidentiality of this Agreement. The Parties agree to keep confidential the terms of this Agreement, except as may be required by law (including but not limited to SEC disclosures). For purposes of the Judicial Determination, the Parties agree to submit under seal a copy of this Agreement to the Chancery Court.

9. Agreement Not to Assist Others. The Company and the Claimant Parties represent and agree that they will not assist any other person or entity of any kind in the institution, assertion, commencement, pursuit, prosecution, settlement or resolution of any claim, action, cause of action, suit, right, or demand of any kind whatsoever that in any way is based on, relates to, or arises from in whole or in part, directly or indirectly, any act or omission of any of the Claimant Releasees or Company Releasees occurring up to and including the Effective Date of this Agreement, including but not limited to any claim or counterclaim that was asserted or that could have been asserted in the Hamouth Lawsuit.

10. Dismissal. The Claimant Parties shall deliver to the Company’s counsel an executed stipulation of dismissal with prejudice in a form reasonably acceptable to the Company’s counsel. The Company’s counsel shall hold the dismissal in escrow until (i) either (y) the Registration Statement is filed with the SEC and becomes effective within the timeframe established in the first and third sentences of Section 2(c)(ii) above or (z) the Chancery Court makes the Judicial Determination; (ii) the Common Stock is issued; (iii) the Equity Financing Transaction closes; (iv) the First, Second and Third Cash Payments are made; and (v) the restrictive legend on the Currently Owned Shares is removed. Immediately upon completion of all of the foregoing (but subject to the remainder of this Section 10), the Company’s counsel will file the stipulation of dismissal with prejudice with the Court. If the Company does not perform the foregoing actions in the timeframes established in this Agreement or if the Company becomes a “debtor” as defined in 11 U.S.C. § 101 (or any successor statute) before all the foregoing actions are completed, then the Claimant Parties may terminate this Agreement and the stipulation of dismissal shall not be filed with the Chancery Court. If the Claimant Parties terminate this agreement pursuant to the foregoing sentence, all consideration received by the Claimant Parties pursuant to this Agreement will be returned to the Company, and the Parties otherwise will return to the status quo as it existed before this Agreement was executed; provided however that Hamouth shall retain one-half of the First Cash Payment ($25,000).

11. Entire Agreement. This Agreement sets forth the complete and exclusive statement of the terms of the agreement between the Parties hereto and fully supersedes any and all prior agreements or understandings between the Parties hereto pertaining to the subject matter hereof.

12. Governing Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware (without giving effect to any choice or conflict of law provision).

13. Specific Performance; Attorneys’ Fees. This Agreement may be specifically enforced, and injunctive relief may be granted to prevent a breach of the Agreement since there is no adequate remedy at law. The prevailing party in any proceeding brought to enforce this Agreement shall be entitled to an award of its reasonable costs and expenses, including, without limitation, attorneys’ fees.

14. Severability. Should any part, term or provision of this Agreement be declared or determined by any court to be illegal, invalid or otherwise unenforceable, the legality, validity and enforceability of the remaining parts, terms or provisions hereof shall be deemed not to be affected, and the Agreement shall be interpreted and enforced as if such illegal, invalid or unenforceable part, term or provision, to the extent possible, is not contained herein.

15. Construction. The Parties acknowledge and agree that they participated jointly in the negotiation and drafting of this Agreement and the rule of construction that ambiguities are construed against the drafter is hereby waived.

16. Stay of Hamouth Lawsuit. The Parties agree to immediately file all papers reasonably necessary to stay any rulings on and any response to motions pending in the Hamouth Lawsuit.

17. Amendment. This Agreement may not be modified, amended, supplemented, or terminated except by a written instrument executed by the Parties hereto.

18. Heading. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

19. Notice. All notices, requests, demands, and other communications required hereunder shall be in writing and shall be deemed to have been duly given if delivered or if mailed, by United States certified or registered mail, postage prepaid, to the other party to which the same is directed at the following addresses (or at such other addresses as shall be given in writing by the Parties to one another):

If to the Company:	Attn: Chief Financial Officer w/ a copy also to: Attn: General Counsel uVuMobile, Inc. 3505 Koger Boulevard, Suite 400 Duluth, Georgia 30096

If to Claimant Parties:	Attn: Rene Hamouth Hamouth Family Trust 2608 Finch Hill West Vancouver, British Columbia BC V7S 3H1 CANADA

20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, and all of which together shall be deemed to be one and the same Agreement. Executed counterparts may be delivered via facsimile transmission.

21. Participation in Negotiations. EACH OF THE UNDERSIGNED PARTIES ACKNOWLEDGES AND AGREES THAT SUCH PARTY HAS PARTICIPATED IN THE NEGOTIATION OF AND CAREFULLY READ EACH OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND UNDERSTANDS ITS CONTENTS, AND THAT SUCH PARTY EXECUTED THIS AGREEMENT AS SUCH PARTY’S OWN FREE ACT AND DEED.

[Signature page follows]

Executed and agreed to this 16th day of July, 2007 by and between:

uVuMobile™, Inc. f/k/a smarTVideo Technologies, Inc.

By:	/s/ William J. Loughman
Its:	Chief Financial Officer

/s/ Rene Hamouth
Rene Hamouth, Individually

Hamouth Family Trust

By:	/s/ Rene Hamouth
Its:	Trustee